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                                  Exhibit 10.38


                                TAB PRODUCTS CO.
                      2001 NONSTATUTOTRY STOCK OPTION PLAN


     1. PURPOSE. The Tab Products Co. 2001 Nonstatutory Stock Option Plan (the "Plan") is established to attract, retain and reward persons providing services to Tab Products Co. and any successor corporation thereto (collectively referred to as the "Company"), and any present or future parent and/or subsidiary corporations of such corporation (all of whom along with the Company being individually referred to as a "Participating Company" and collectively referred to as the "Participating Company Group"), and to motivate such persons to contribute to the growth and profits of the Participating Company Group in the future. For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in sections 425(e) and 425(f) of the Internal Revenue Code of 1986, as amended (the "Code").

     2. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted herein, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All questions of interpretation of the Plan or of any options granted under the Plan (an "Option") shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan and/or any Option. Options may only be nonstatutory stock options; that is, options which are not intended to be incentive stock options within the meaning of section 422(b) of the Code. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

     3. ELIGIBILITY. Options may be granted only to employees (including officers and directors who are employees) of the Participating Company Group or to individuals who are rendering services as consultants, advisors, or other independent contractors to the Participating Company Group. The Board shall, in its sole discretion, determine which persons shall be granted Options (an "Optionee"). A director of the Company shall not be eligible to be granted an Option unless the director is also an employee of the Company. Eligible persons may be granted more than one (1) Option.

     4. SHARES SUBJECT TO OPTION. Options shall be for the purchase of shares of the common stock of the Company (the "Stock"), subject to adjustment as provided in paragraph 8 below. Shares delivered upon the exercise of Options may be either previously unissued shares or outstanding shares. Subject to the limitations described in this paragraph 4, the maximum number of shares of Stock which may be issued under the Plan shall be two hundred eight thousand (208,000) provided, however, that Options shall not be granted under the Plan that would permit the issuance in any one year of more than five percent (5%) of the outstanding Stock.

     5. TERM OF PLAN. The Plan shall continue in effect until its termination by the Board.


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     6. TERMS, CONDITIONS AND FORM OF OPTIONS. Subject to the provisions of the
Plan, the Board shall determine for each Option (which need not be identical) the number of shares of Stock for which the Option shall be granted, the option price of the Option, the timing and terms of exercisability and vesting of the Option and all other terms and conditions of the Option not inconsistent with the Plan. Options granted pursuant to the Plan shall be evidenced by written agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish, which agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

          a. OPTION PRICE. The option price for each Option shall be established in the sole discretion of the Board; provided, however, that the option price per share shall not be less than eighty-five percent (85%) of the fair market value of a share of Stock on the date of the granting of the Option. The fair market value of the common stock of the Company shall be determined by the Board in its discretion; provided, however, that where there is a public market for the common stock, the fair market value per share of Stock shall be the mean of the bid and asked prices of the common stock on the date of grant of the Option, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") System) or, in the event the common stock is listed on the NASDAQ National Market System or a national or regional securities exchange, the fair market value per share of Stock shall be the closing price on such National Market system or exchange on the date of grant of the Option, as reported in the Wall Street Journal. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of section 425(a) of the Code.

          b. EXERCISE PERIOD OF OPTIONS. The Board shall have the power to set the time or times within which each Option shall be exercisable or the event or events upon the occurrence of which all or a portion of each Option shall be exercisable and the term of each Option; provided, however, that no Option shall be exercisable after the expiration of ten (10) years after the date such Option is granted.

          c. PAYMENT OF OPTION PRICE. Payment of the option price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of the Company's stock owned by the Optionee having a value, as determined by the Board (but without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company), not less than the option price, (iii) by the assignment of the proceeds of a sale of some or all of the shares being acquired upon the exercise of an Option (including, without limitation through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System), or (iv) by any combination thereof. The Board may at any time or from time to time, by adoption of or by amendment to the standard form or forms of stock option agreement described in paragraph 7 below, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the option price and/or which otherwise restrict one (1) or more forms of consideration. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company of shares of the Company's stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's stock.


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               (x) Unless otherwise provided for by the Board, an Option may not be exercised by tender to the Company of shares of the Company's stock unless such shares of the Company's stock either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

               (y) The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve and/or terminate any program and/or procedures for the exercise of Options by means of an assignment of the proceeds of a sale of some or all of the shares of Stock to be acquired upon such exercise.

          d. TRANSFER OF CONTROL. A "Transfer of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the
Company:

               i. the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company where the stockholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange;

               ii. a merger or consolidation of the Company into or with another corporation as a result of which the stockholders of the Company before such merger or consolidation shall own less than fifty percent (50%) of the voting securities of the surviving corporation; or

               iii. the sale of all or substantially all of the Company's assets (other than a sale or transfer to a subsidiary corporation of the Company as defined in section 425(f) of the Code).

     In the event of a Transfer of Control, all outstanding Options, notwithstanding the terms of such Options, shall become fully exercisable and/or vested as of a date prior to the consummation of the Transfer of Control, as the Board shall determine. Any Options which are not exercised as of the date of the Transfer of Control shall terminate effective as of the date of the Transfer of Control.

     7. STANDARD FORMS OF STOCK OPTION AGREEMENT. The Board may, from time to time, adopt or amend a standard form or forms of stock option agreement. The Board may, from time to time, vary the terms of the standard form or forms of stock option agreement, either in connection with the grant of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of such revised standard form or forms of stock option agreement shall be in accordance with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are immediately exercisable subject to the Company's right to repurchase any unvested shares of Stock acquired by an Optionee on exercise of an Option in the event such Optionee's employment with the Participating Company Group is terminated for any reason, with or without cause. Unless otherwise provided by the Board at the time an Option is granted, or unless otherwise provided in the standard form or forms of stock option agreement as revised from time to time, the terms of the standard form of stock option agreement shall be deemed to include the following:

          a. WITHHOLDING. At the time an Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, an Optionee shall authorize payroll withholding and otherwise agree to make adequate provision for foreign, federal and state tax


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withholding obligations of the Company, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares of Stock acquired on exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or
(iv) the lapsing of any restriction with respect to any shares acquired on exercise of the Option.

          b. CERTIFICATE REGISTRATION. The certificate or certificates for the shares of Stock as to which an Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

          c. RESTRICTIONS ON GRANT OF THE OPTION AND ISSUANCE OF SHARES. The grant of an Option and the issuance of shares of Stock on exercise of the Option shall be subject to compliance with all applicable requirements of federal and state law with respect to such securities. An Option may not be exercised if the issuance of shares of Stock upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares of Stock issuable on exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. As a condition to the exercise of an Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

          d. FRACTIONAL SHARES. The Company shall not be required to issue fractional shares of Stock upon the exercise of an Option.

          e. Termination of Employment.

               i. TERMINATION OF THE OPTION. If the Optionee ceases to be an employee of the Participating Company Group for any reason except death or disability (within the meaning of section 22(e)(3) of the Code), an Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee within three
(3) months after the date on which the Optionee's employment terminates, but in any event no later than the date of expiration of the Option term. If the Optionee's employment with the Participating Company Group is terminated because of the death or disability (within the meaning of section 22(e)(3) of the Code) of the Optionee, an Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of twelve (12) months from the date the Optionee's employment terminated, but in any event no later than the date of expiration of the Option term. An Optionee's employment shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of employment. Except as provided in this paragraph 7(e), an Option shall terminate and may not be exercised after the Optionee ceases to be an employee of the Participating Company Group.

               ii. TERMINATION OF EMPLOYMENT DEFINED. For purposes of this paragraph 7(e), an Optionee's employment shall be deemed to have terminated either upon an actual termination of employment or upon the Optionee's employer ceasing to be a Participating Company.


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               iii. EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the
foregoing, if the exercise of an Option within the applicable time periods set forth above is prevented because the issuance of shares of Stock upon such exercise would constitute a violation of any applicable federal or state securities law or other law or regulation, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the date of expiration of the Option term.

               iv. LEAVE OF ABSENCE. For purposes hereof, an Optionee's employment with the Participating Company Group shall not be deemed to terminate if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, an Optionee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Optionee's right to reemployment with the Participating Company Group remains guaranteed by statute or contract. Notwithstanding the foregoing, however, a leave of absence shall be treated as employment for purposes of determining the exercisability and/or vesting of the Options held by an Optionee if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

               v. APPLICATION TO CONSULTANTS AND ADVISORS. In the event an Optionee is a consultant, advisor, or other independent contractor but not an employee of a Participating Company at the time an Option is granted, termination of the Optionee's status as a consultant, advisor, or other independent contractor of the Participating Company shall be deemed to be termination of the Optionee's "employment" for purposes of interpreting this paragraph 7(e).

          f. LEGENDS. The Company may at any time place legends referencing any applicable federal or state securities law restrictions on all certificates representing shares of Stock subject to the provisions of this paragraph 7. An Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares of Stock acquired pursuant to the exercise of an Option in the possession of the Optionee in order to effectuate the provisions of this paragraph.

          g. RIGHTS AS A STOCKHOLDER OR EMPLOYEE. An Optionee shall have no rights as a stockholder with respect to any shares of Stock covered by an Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in paragraph 8 below. Nothing in the Plan or in any written Option agreement shall confer upon an Optionee any right to continue in the employ of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's employment at any time.

     8. EFFECT OF CHANGE IN STOCK SUBJECT TO PLAN. Appropriate adjustments shall be made in the number and class of shares of Stock subject to the Plan and to any outstanding Options and in the option price of any outstanding Options in the event of a stock dividend, stock split, reverse stock split, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares of Stock that are subject to an Option are exchanged for, converted into, or otherwise become shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the


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event of any such amendments, the number of shares of Stock and the option price shall be adjusted in a fair and equitable manner.

     9. PROVISION OF INFORMATION. Each Optionee shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

     10. OPTIONS NON-TRANSFERABLE. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

     11. TERMINATION OR AMENDMENT OF PLAN. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan at any time. In any event, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof, without the consent of the Optionee.

     IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Tab Products Co. 2001 Nonstatutory Stock Option Plan as duly adopted by the Board effective April 18, 2001.


                                       /s/ Robert J. Sexton
                                       ------------------------------
                                       Secretary




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                                  PLAN HISTORY



April 18, 2001          Board adopts Plan with initial reserve of 208,000
                        shares. Stockholder approval not sought in reliance on
                        Section 711(b)(ii) of the American Stock Exchange
                        Company Guide.





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                                Tab Products Co.

                                STANDARD FORM OF

                       NONSTATUTORY STOCK OPTION AGREEMENT

                                      UNDER

                       2001 NONSTATUTORY STOCK OPTION PLAN


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                                TAB PRODUCTS CO.
                       NONSTATUTORY STOCK OPTION AGREEMENT


     Tab Products Co., a Delaware corporation (the "Company"), hereby grants to ____________(the "Optionee") an option to purchase a total of _______ shares of the common stock of the Company (the "Number of Option Shares") under the Tab Products Co. 2001 Nonstatutory Stock Option Plan (the "Plan"), at an exercise price of $____ per share and in the manner and subject to the provisions of this Option Agreement (the "Option"). Unless otherwise provided in this Option Agreement, defined terms shall have the meaning given to such terms in the Plan.

     1. GRANT OF THE OPTION. The Option is granted effective as of _________, (the "Date of Option Grant"). The Number of Option Shares and the exercise price per share of the Option are subject to adjustment from time to time as provided in the Plan.

     2. TAX STATUS OF THE OPTION. The Option is intended to be a nonstatutory stock option, and shall not be treated as an incentive stock option within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended.

     3. TERM OF THE OPTION. The Option shall terminate and may no longer be exercised on the first to occur of (a) the date ten (10) years after the Date of Option Grant (the "Option Term Date"), (b) the last date for exercising the Option following termination of the Optionee's employment as described in the Plan, or (c) a Transfer of Control of the Company as described in the Plan.

     4. ADMINISTRATION. All questions of interpretation concerning this Option Agreement shall be determined by the Board, including any duly appointed Committee of the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation or election.

     5.   EXERCISE OF THE OPTION.

          (a) RIGHT TO EXERCISE. Unless otherwise determined by the Board and set forth herein, the Option shall be exercisable as follows:
               37-1/2% OF THE NUMBER OF OPTION SHARES SHALL BECOME EXERCISABLE 18 MONTHS AFTER THE DATE OF OPTION GRANT, WITH THE REMAINDER BECOMING EXERCISABLE IN EQUAL QUARTERLY INSTALLMENTS OVER THE NEXT 14 QUARTERS (SEE ATTACHED VESTING SCHEDULE). In no event shall the Option be exercisable for more shares than the Number of Option Shares.

          (b) METHOD OF EXERCISE. The Option may be exercised by written notice to the Company which must state the election to exercise the Option, the number of shares of stock for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement and the Plan. The written notice must be signed by the


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               Optionee and must be delivered in person or by certified or registered mail, return receipt requested, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in paragraph 3 above, accompanied by full payment of the exercise price for the number of shares of stock being purchased.

          (c) FORM OF PAYMENT OF OPTION PRICE. Such payment shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of the Company's stock owned by the Optionee having a value not less than the exercise price of the Option, which either have been owned by the Optionee for more than six
               (6) months or were not acquired, directly or indirectly, from the Company, (iii) by Immediate Sales Proceeds, as defined below, or
               (iv) by any combination of the foregoing. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of the Company's stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's stock. "Immediate Sales Proceeds" shall mean the assignment in form acceptable to the Company of the proceeds of a sale of some or all of the shares acquired upon the exercise of the Option pursuant to a program and/or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve any such program and/or procedure.

          (d) TAX WITHHOLDING. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee agrees to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (1) the exercise, in whole or in part, of the Option, (2) the transfer, in whole or in part, of any shares acquired upon exercise of the Option, or (3) the lapsing of any restriction with respect to any shares acquired upon exercise of the Option.

     6. NON-TRANSFERABILITY OF THE OPTION. The Option may be exercised during the lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.

     7. BINDING EFFECT. This Option Agreement shall inure to the benefit of the successors and assigns of the Company and be binding upon the Optionee and the Optionee's heirs, executors, administrators, successors and assigns.

     8. TERMINATION OR AMENDMENT. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan and/or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee.


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     9.   INTEGRATED AGREEMENT. This Option Agreement and the Plan constitute the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein and therein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company other than those as set forth or provided for herein or therein. To the extent contemplated herein and therein, the provisions of this Option Agreement and the Plan shall survive any exercise of the Option and shall remain in full force and effect.

     10. APPLICABLE LAW. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

     11. SUBJECT TO PLAN. Except as may be specifically set forth in this Option Agreement, the rights of the Optionee are subject to all of the terms and conditions of the Plan, the provisions of which are hereby incorporated by reference herein.

                                       TAB PRODUCTS CO.


                                       By:  ________________________


     The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement and the Plan, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement or the Plan.


Date:  _________________________            ___________________________